Contact:
Brian Meta
Senior Vice President
Head of Investor Relations and FP&A
Tel (212) 796-9353

COHEN & STEERS REPORTS RESULTS FOR FIRST QUARTER 2025

•Diluted EPS of $0.77; $0.75, as adjusted
•Operating margin of 33.6%; 34.7%, as adjusted
•Ending AUM of $87.6 billion; average AUM of $86.8 billion
•Net inflows of $222 million

NEW YORK, NY, April 16, 2025—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended March 31, 2025.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	March 31, 2025	December 31, 2024	$ Change	% Change
U.S. GAAP
Revenue	$134,467	$139,783	$(5,316)	(3.8%)
Expenses	$89,269	$90,446	$(1,177)	(1.3%)
Operating income	$45,198	$49,337	$(4,139)	(8.4%)
Net income attributable to common stockholders	$39,778	$45,822	$(6,044)	(13.2%)
Diluted earnings per share	$0.77	$0.89	$(0.12)	(12.7%)
Operating margin	33.6%	35.3%	N/A	(170 bps)

As Adjusted (1)
Net income attributable to common stockholders	$38,353	$40,395	$(2,042)	(5.1%)
Diluted earnings per share	$0.75	$0.78	$(0.03)	(4.5%)
Operating margin	34.7%	35.5%	N/A	(80 bps)
_________________________ (1)Refer to pages 12-13 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	March 31, 2025	December 31, 2024	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$69,658	$70,161	$(503)	(0.7)%
Institutional accounts	32,167	35,585	$(3,418)	(9.6)%
Closed-end funds	24,946	25,994	$(1,048)	(4.0)%
Total	126,771	131,740	$(4,969)	(3.8)%
Distribution and service fees	7,184	7,450	$(266)	(3.6)%
Other	512	593	$(81)	(13.7)%
Total revenue	$134,467	$139,783	$(5,316)	(3.8)%

•The decrease in total investment advisory and administration fees from the fourth quarter of 2024 was primarily due to lower average assets under management and two fewer days in the current quarter, partially offset by an improvement in fee rates due to product mix. The fourth quarter of 2024 included performance fees from certain institutional accounts of $1.4 million.
Expenses

(in thousands)	Three Months Ended
	March 31, 2025	December 31, 2024	$ Change	% Change
Employee compensation and benefits	$54,554	$56,504	$(1,950)	(3.5)%
Distribution and service fees	15,189	15,733	$(544)	(3.5)%
General and administrative	17,169	15,784	$1,385	8.8%
Depreciation and amortization	2,357	2,425	$(68)	(2.8)%
Total expenses	$89,269	$90,446	$(1,177)	(1.3)%

•Employee compensation and benefits decreased from the fourth quarter of 2024, in line with the change in revenue.
•General and administrative expenses increased from the fourth quarter of 2024, primarily due to expenses paid on behalf of certain company-sponsored funds as well as other non-recurring expenses.
Operating Margin
Operating margin was 33.6% for the first quarter of 2025, compared with 35.3% for the fourth quarter of 2024. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended March 31, 2025
	Consolidated Funds (1)		Corporate - Seed and Other	Total
Interest and dividend income	$1,140		$4,231	$5,371
Gain (loss) from investments—net	4,208		(655)	3,553
Foreign currency gain (loss)—net	(8)		(1,164)	(1,172)
Total non-operating income (loss)	5,340		2,412	7,752
Net (income) loss attributable to noncontrolling interests	(3,511)		—	(3,511)
Non-operating income (loss) attributable to the company	$1,829		$2,412	$4,241

(in thousands)	Three Months Ended December 31, 2024
	Consolidated Funds (1)		Corporate - Seed and Other	Total
Interest and dividend income	$317		$4,631	$4,948
Gain (loss) from investments—net	(2,926)		1,567	(1,359)
Foreign currency gain (loss)—net	(33)		2,812	2,779
Total non-operating income (loss)	(2,642)		9,010	6,368
Net (income) loss attributable to noncontrolling interests	2,804		—	2,804
Non-operating income (loss) attributable to the company	162	162	9,010	9,172
_________________________ (1)Represents seed investments in funds that the company is required to consolidate under U.S. GAAP.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate to the effective income tax rate is summarized in the following table:

	Three Months Ended
	March 31, 2025	December 31, 2024
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	2.9	2.7
Non-deductible executive compensation	2.9	1.3
Excess tax benefits related to the vesting and delivery of restricted stock units	(6.6)	(0.4)
Unrecognized tax benefit adjustments	(0.4)	(1.9)
Valuation allowance	(0.3)	(0.6)
Other	—	(0.4)
Effective income tax rate	19.5%	21.7%

Assets Under Management

(in millions)	As of		Change
By Investment Vehicle	March 31, 2025	December 31, 2024	$	%
Open-end funds	$42,298	$40,962	$1,336	3.3%
Institutional accounts	33,886	33,563	$323	1.0%
Closed-end funds	11,395	11,289	$106	0.9%
Total	$87,579	$85,814	$1,765	2.1%

By Investment Strategy
U.S. real estate	$43,591	$42,930	$661	1.5%
Preferred securities	18,207	18,330	$(123)	(0.7%)
Global/international real estate	13,129	13,058	$71	0.5%
Global listed infrastructure	9,710	8,793	$917	10.4%
Other	2,942	2,703	$239	8.8%
Total	$87,579	$85,814	$1,765	2.1%

Assets under management at March 31, 2025 were $87.6 billion, an increase of 2.1% from $85.8 billion at December 31, 2024. The increase was due to net inflows of $222 million and market appreciation of $2.1 billion, partially offset by distributions of $600 million.
Open-end Funds
Assets under management in open-end funds at March 31, 2025 were $42.3 billion, an increase of 3.3% from $41.0 billion at December 31, 2024. The change was primarily due to the following:
•Net inflows of $183 million into U.S. real estate and $175 million into global/international real estate
•Market appreciation of $780 million from U.S. real estate
•Distributions of $151 million from U.S. real estate and $129 million from preferred securities. Of these distributions, $239 million was reinvested and included in net flows.
Institutional Accounts
Assets under management in institutional accounts at March 31, 2025 were $33.9 billion, an increase of 1.0% from $33.6 billion at December 31, 2024. The change was primarily due to the following:
•Advisory:
◦Net outflows of $318 million from global/international real estate and $111 million from preferred securities, partially offset by net inflows of $266 million into global listed infrastructure
◦Market appreciation of $212 million from U.S. real estate, $174 million from global listed infrastructure and $113 million from global/international real estate
•Japan subadvisory:
◦Market appreciation of $126 million from U.S. real estate
◦Distributions of $159 million from U.S. real estate
•Subadvisory excluding Japan:
◦Net outflows of $447 million from U.S. real estate, partially offset by net inflows of $233 million into global listed infrastructure

Investment Performance at March 31, 2025
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2025 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at March 31, 2025. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of March 31, 2025, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $295.4 million, compared with $360.9 million as of December 31, 2024. As of March 31, 2025, stockholders' equity was $507.7 million, compared with $511.7 million as of December 31, 2024.

Conference Call Information
Cohen & Steers will host a conference call on Thursday, April 17, 2025 at 10:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing 800-715-9871 (U.S.) or +1-646-307-1963 (international); passcode: 8494569. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes and can be accessed at 800-770-2030 (U.S.) or +1-609-800-9909 (international); passcode: 8494569. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2024 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2025	December 31, 2024	March 31, 2024	December 31, 2024	March 31, 2024
Revenue:
Investment advisory and administration fees	$126,771	$131,740	$115,345
Distribution and service fees	7,184	7,450	6,817
Other	512	593	548
Total revenue	134,467	139,783	122,710	(3.8%)	9.6%
Expenses:
Employee compensation and benefits	54,554	56,504	52,003
Distribution and service fees	15,189	15,733	13,395
General and administrative	17,169	15,784	14,793
Depreciation and amortization	2,357	2,425	2,254
Total expenses	89,269	90,446	82,445	(1.3%)	8.3%
Operating income	45,198	49,337	40,265	(8.4%)	12.3%
Non-operating income (loss):
Interest and dividend income—net	5,371	4,948	3,919
Gain (loss) from investments—net	3,553	(1,359)	984
Foreign currency gain (loss)—net	(1,172)	2,779	134
Total non-operating income (loss)	7,752	6,368	5,037	21.7%	53.9%
Income before provision for income taxes	52,950	55,705	45,302	(4.9%)	16.9%
Provision for income taxes	9,661	12,687	10,888
Net income	43,289	43,018	34,414	0.6%	25.8%
Net (income) loss attributable to noncontrolling interests	(3,511)	2,804	(410)
Net income attributable to common stockholders	$39,778	$45,822	$34,004	(13.2%)	17.0%

Earnings per share attributable to common stockholders:
Basic	$0.78	$0.90	$0.69	(13.5%)	13.6%
Diluted	$0.77	$0.89	$0.68	(12.7%)	13.4%

Weighted average shares outstanding:
Basic	51,058	50,861	49,569
Diluted	51,418	51,704	49,835
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	March 31, 2025	December 31, 2024	March 31, 2024	December 31, 2024	March 31, 2024
Open-end Funds
Assets under management, beginning of period	$40,962	$42,979	$37,032
Inflows	3,519	3,904	3,302
Outflows	(2,934)	(2,741)	(2,733)
Net inflows (outflows)	585	1,163	569
Market appreciation (depreciation)	1,033	(2,801)	356
Distributions	(282)	(379)	(272)
Total increase (decrease)	1,336	(2,017)	653
Assets under management, end of period	$42,298	$40,962	$37,685	3.3%	12.2%
Average assets under management	$41,801	$42,337	$36,923	(1.3%)	13.2%

Institutional Accounts
Assets under management, beginning of period	$33,563	$36,892	$35,028
Inflows	1,100	924	902
Outflows	(1,466)	(1,230)	(3,445)
Net inflows (outflows)	(366)	(306)	(2,543)
Market appreciation (depreciation)	853	(2,859)	123
Distributions	(164)	(164)	(184)
Total increase (decrease)	323	(3,329)	(2,604)
Assets under management, end of period	$33,886	$33,563	$32,424	1.0%	4.5%
Average assets under management	$33,623	$35,435	$32,284	(5.1%)	4.1%

Closed-end Funds
Assets under management, beginning of period	$11,289	$11,909	$11,076
Inflows	3	3	4
Outflows	—	—	—
Net inflows (outflows)	3	3	4
Market appreciation (depreciation)	257	(469)	200
Distributions	(154)	(154)	(154)
Total increase (decrease)	106	(620)	50
Assets under management, end of period	$11,395	$11,289	$11,126	0.9%	2.4%
Average assets under management	$11,354	$11,663	$10,968	(2.6%)	3.5%

Total
Assets under management, beginning of period	$85,814	$91,780	$83,136
Inflows	4,622	4,831	4,208
Outflows	(4,400)	(3,971)	(6,178)
Net inflows (outflows)	222	860	(1,970)
Market appreciation (depreciation)	2,143	(6,129)	679
Distributions	(600)	(697)	(610)
Total increase (decrease)	1,765	(5,966)	(1,901)
Assets under management, end of period	$87,579	$85,814	$81,235	2.1%	7.8%
Average assets under management	$86,778	$89,435	$80,175	(3.0%)	8.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	March 31, 2025	December 31, 2024	March 31, 2024	December 31, 2024	March 31, 2024
Advisory
Assets under management, beginning of period	$19,272	$20,982	$20,264
Inflows	597	597	687
Outflows	(705)	(698)	(2,883)
Net inflows (outflows)	(108)	(101)	(2,196)
Market appreciation (depreciation)	539	(1,609)	128
Total increase (decrease)	431	(1,710)	(2,068)
Assets under management, end of period	$19,703	$19,272	$18,196	2.2%	8.3%
Average assets under management	$19,581	$20,216	$18,066	(3.1%)	8.4%

Japan Subadvisory
Assets under management, beginning of period	$8,522	$9,365	$9,026
Inflows	118	98	43
Outflows	(109)	(131)	(355)
Net inflows (outflows)	9	(33)	(312)
Market appreciation (depreciation)	167	(646)	5
Distributions	(164)	(164)	(184)
Total increase (decrease)	12	(843)	(491)
Assets under management, end of period	$8,534	$8,522	$8,535	0.1%	—%
Average assets under management	$8,584	$9,023	$8,640	(4.9%)	(0.6%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,769	$6,545	$5,738
Inflows	385	229	172
Outflows	(652)	(401)	(207)
Net inflows (outflows)	(267)	(172)	(35)
Market appreciation (depreciation)	147	(604)	(10)
Total increase (decrease)	(120)	(776)	(45)
Assets under management, end of period	$5,649	$5,769	$5,693	(2.1%)	(0.8%)
Average assets under management	$5,458	$6,196	$5,578	(11.9%)	(2.2%)

Total Institutional Accounts
Assets under management, beginning of period	$33,563	$36,892	$35,028
Inflows	1,100	924	902
Outflows	(1,466)	(1,230)	(3,445)
Net inflows (outflows)	(366)	(306)	(2,543)
Market appreciation (depreciation)	853	(2,859)	123
Distributions	(164)	(164)	(184)
Total increase (decrease)	323	(3,329)	(2,604)
Assets under management, end of period	$33,886	$33,563	$32,424	1.0%	4.5%
Average assets under management	$33,623	$35,435	$32,284	(5.1%)	4.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	March 31, 2025	December 31, 2024	March 31, 2024	December 31, 2024	March 31, 2024
U.S. Real Estate
Assets under management, beginning of period	$42,930	$45,685	$38,550
Inflows	2,319	2,939	2,089
Outflows	(2,536)	(1,677)	(1,728)
Net inflows (outflows)	(217)	1,262	361
Market appreciation (depreciation)	1,250	(3,636)	(79)
Distributions	(362)	(382)	(356)
Transfers	(10)	1	—
Total increase (decrease)	661	(2,755)	(74)
Assets under management, end of period	$43,591	$42,930	$38,476	1.5%	13.3%
Average assets under management	$43,340	$44,973	$37,737	(3.6%)	14.8%

Preferred Securities
Assets under management, beginning of period	$18,330	$18,929	$18,164
Inflows	847	927	1,233
Outflows	(923)	(1,131)	(1,251)
Net inflows (outflows)	(76)	(204)	(18)
Market appreciation (depreciation)	121	(215)	625
Distributions	(178)	(179)	(181)
Transfers	10	(1)	(1)
Total increase (decrease)	(123)	(599)	425
Assets under management, end of period	$18,207	$18,330	$18,589	(0.7%)	(2.1%)
Average assets under management	$18,380	$18,681	$18,420	(1.6%)	(0.2%)

Global/International Real Estate
Assets under management, beginning of period	$13,058	$14,986	$15,789
Inflows	460	345	620
Outflows	(626)	(565)	(2,828)
Net inflows (outflows)	(166)	(220)	(2,208)
Market appreciation (depreciation)	242	(1,675)	(124)
Distributions	(5)	(33)	(16)
Transfers	—	—	1
Total increase (decrease)	71	(1,928)	(2,347)
Assets under management, end of period	$13,129	$13,058	$13,442	0.5%	(2.3%)
Average assets under management	$13,170	$13,909	$13,547	(5.3%)	(2.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	March 31, 2025	December 31, 2024	March 31, 2024	December 31, 2024	March 31, 2024
Global Listed Infrastructure
Assets under management, beginning of period	$8,793	$9,535	$8,356
Inflows	752	219	80
Outflows	(166)	(384)	(184)
Net inflows (outflows)	586	(165)	(104)
Market appreciation (depreciation)	407	(496)	193
Distributions	(46)	(81)	(50)
Transfers	(30)	—	—
Total increase (decrease)	917	(742)	39
Assets under management, end of period	$9,710	$8,793	$8,395	10.4%	15.7%
Average assets under management	$9,047	$9,246	$8,191	(2.2%)	10.5%

Other
Assets under management, beginning of period	$2,703	$2,645	$2,277
Inflows	244	401	186
Outflows	(149)	(214)	(187)
Net inflows (outflows)	95	187	(1)
Market appreciation (depreciation)	123	(107)	64
Distributions	(9)	(22)	(7)
Transfers	30	—	—
Total increase (decrease)	239	58	56
Assets under management, end of period	$2,942	$2,703	$2,333	8.8%	26.1%
Average assets under management	$2,841	$2,626	$2,280	8.2%	24.6%

Total
Assets under management, beginning of period	$85,814	$91,780	$83,136
Inflows	4,622	4,831	4,208
Outflows	(4,400)	(3,971)	(6,178)
Net inflows (outflows)	222	860	(1,970)
Market appreciation (depreciation)	2,143	(6,129)	679
Distributions	(600)	(697)	(610)
Total increase (decrease)	1,765	(5,966)	(1,901)
Assets under management, end of period	$87,579	$85,814	$81,235	2.1%	7.8%
Average assets under management	$86,778	$89,435	$80,175	(3.0%)	8.2%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business. While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Net Income Attributable to Common Stockholders and Diluted Earnings per Share
	Three Months Ended
(in thousands, except per share data)	March 31, 2025		December 31, 2024		March 31, 2024
Net income attributable to common stockholders, U.S. GAAP	$39,778		$45,822		$34,004
Seed investments—net (1)	(50)		(1,700)		(1,003)
Accelerated vesting of restricted stock units	369		91		2,211
Lease transition and other costs - 280 Park Avenue (2)	—		—		807
Other non-recurring expense (3)	616		—		—
Foreign currency exchange (gain) loss—net (4)	969		(2,824)		(456)
Tax adjustments—net (5)	(3,329)		(994)		(910)
Net income attributable to common stockholders, as adjusted	$38,353		$40,395		$34,653

Diluted weighted average shares outstanding	51,418		51,704		49,835
Diluted earnings per share, U.S. GAAP	$0.77		$0.89		$0.68
Seed investments—net (1)	—	*	(0.03)		(0.02)
Accelerated vesting of restricted stock units	0.01		—	*	0.05
Lease transition and other costs - 280 Park Avenue (2)	—		—		0.02
Other non-recurring expense (3)	0.01		—		—
Foreign currency exchange (gain) loss—net (4)	0.02		(0.06)		(0.01)
Tax adjustments—net (5)	(0.06)		(0.02)		(0.02)
Diluted earnings per share, as adjusted	$0.75		$0.78		$0.70
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024.
(3)Represents reimbursement of filing fees paid by certain members of senior leadership.
(4)Represents net foreign currency exchange (gain) loss associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(5)Tax adjustments are summarized in the following table:

(in thousands)	Three Months Ended
	March 31, 2025		December 31, 2024		March 31, 2024
Impact of tax effects associated with items noted above	$(438)		$627		$(500)
Impact of discrete tax items	(2,891)		(1,621)		(410)
Total tax adjustments	$(3,329)		$(994)		$(910)

Reconciliations of U.S. GAAP to As Adjusted Financial Results

Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended
	March 31, 2025	December 31, 2024	March 31, 2024
Revenue, U.S. GAAP	$134,467	$139,783	$122,710
Fund related amounts (1)	(677)	122	234
Revenue, as adjusted	$133,790	$139,905	$122,944

Expenses, U.S. GAAP	$89,269	$90,446	$82,445
Fund related amounts (1)	(940)	(158)	(175)
Accelerated vesting of restricted stock units	(369)	(91)	(2,211)
Lease transition and other costs - 280 Park Avenue (2)	—	—	(807)
Other non-recurring expense (3)	(616)	—	—
Expenses, as adjusted	$87,344	$90,197	$79,252

Operating income, U.S. GAAP	$45,198	$49,337	$40,265
Fund related amounts (1)	263	280	409
Accelerated vesting of restricted stock units	369	91	2,211
Lease transition and other costs - 280 Park Avenue (2)	—	—	807
Other non-recurring expense (3)	616	—	—
Operating income, as adjusted	$46,446	$49,708	$43,692

Operating margin, U.S. GAAP	33.6%	35.3%	32.8%
Operating margin, as adjusted	34.7%	35.5%	35.5%
__________________________
(1)Represents the impact of consolidated funds and expenses incurred on behalf of certain company-sponsored funds.
(2)Represents the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024.
(3)Represents reimbursement of filing fees paid by certain members of senior leadership.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	March 31, 2025	December 31, 2024	March 31, 2024
Non-operating income (loss), U.S. GAAP	$7,752	$6,368	$5,037
Seed investments—net (1)	(3,824)	824	(1,822)
Foreign currency exchange (gain) loss—net (2)	969	(2,824)	(456)
Non-operating income (loss), as adjusted	$4,897	$4,368	$2,759
_________________________
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents net foreign currency exchange (gain) loss associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.